SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 9, 2009

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Vanderbilt Avenue, Suite 403
New York, New York  10017
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2009, at the Annual Meeting of Stockholders (the “Annual Meeting”) of New York Mortgage Trust, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Charter Amendment”) to the Company’s Articles of Amendment and Restatement (the “Charter”) to (i) lower each of the aggregate stock ownership limit and the common stock ownership limit from 9.9% to 5.0%, (ii) amend Section 7.2.8 to clarify the process for increasing or decreasing such ownership limits and (iii) remove certain references to Steven B. Schnall as an excepted holder (as such term is defined in the Charter).  The Charter Amendment was filed with the Department of Assessment and Taxation of the State of Maryland and became effective on June 12, 2009.  A description of the Charter Amendment is set forth under the heading “Proposal Three: Approval of an Amendment to Our Charter” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2009 (the “Proxy Statement”), which description is incorporated by reference into this Item 5.03. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed herewith as Exhibit 3.1(f) and incorporated by reference herein.

Item 8.01.                      Other Events.

Company Announces Second Quarter Dividends

On June 15, 2009, the Company issued a press release announcing that its Board of Directors declared a cash dividend of $0.23 per share on shares of its common stock for the quarter ending June 30, 2009.  The dividend is payable on July 27, 2009 to common stockholders of record on June 26, 2009.  In addition, the Company announced that its Board of Directors declared a dividend of $0.575 per share on shares of its Series A Cumulative Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”) for the 2009 second quarter in accordance with the terms of the Series A Preferred Stock.  The dividend is payable on July 31, 2009 to stockholders of record on June 30, 2009.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Other Business Before The 2009 Annual Meeting of Stockholders

The Company’s stockholders elected the following individuals at the Annual Meeting to serve as directors of the Company until the 2010 Annual Meeting of Stockholders or until their successors are duly elected and qualified: Steven M. Abreu, James J. Fowler, Alan L. Hainey, Steven R. Mumma and Steven G. Norcutt.  In addition, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being filed herewith this Current Report on Form 8-K.

3.1(f)	Articles of Amendment of the Registrant.
99.1	Press Release dated June 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC. (Registrant)

Date: June 15, 2009	By:	/s/ Steven R. Mumma
Steven R. Mumma Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

3.1(f)	Articles of Amendment of the Registrant.
99.1	Press Release dated June 15, 2009.